DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 2/29/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 3/31/2016 **Print Name:** William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 2/29/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

2/1/2016 to 2/29/2016 Month 2-16

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	87,817	22,013,435	34,384	-	100	2,688,908	100	6,373	1,034	1,031	1,305	-	-	-	24,834,486 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	1,713,916	-	-	-	-	-	-	-	-	1,713,916
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		111,785	-	400,000	-	-	404,872	30,000	30,000	-	-	-	-	-	-	976,658 [2]
Miscellaneous		-	7,872	1,474	-	-	55,586	-	-	-	-	-	-	-	-	64,932
Total Cash Receipts	$	111,785	7,872	401,474	-	0	2,174,374	30,000	30,000	-	-	-	-	-	-	2,755,506
3. Cash Disbursements																
Operations		(98,053)	(287,387)	(277,525)	-	-	(955,038)	-	(25,307)	-	-	(789)	-	-	-	(1,644,100)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		-	(358,091)	-	-	-	(42,294)	-	-	-	-	-	-	-	-	(400,385)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(541,798)	-	-	-	(404,872)	(30,000)	-	-	-	-	-	-	-	(976,671) [2]
Total Cash Disbursements	$	(98,053)	(1,187,277)	(277,525)	-	0	(1,402,204)	(30,000)	(25,307)	-	-	(789)	-	-	-	(3,021,155)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		13,732	(1,179,405)	123,949	-	-	772,170	-	4,693	-	-	(789)	-	-	-	(265,649)
5 Ending Cash Balance (to Form 2-C)	$	101,549	20,834,030	158,333	-	100	3,461,078	100	11,066	1,034	1,031	516	-	-	-	24,568,837

CASH BALANCE SUMMARY

	Financial Institution		Balance 29-Feb-16
MDW Corp	TD Canada Trust (CAD)	$	101,549 [4]
Midway Gold US	Wells Fargo N.A.		20,834,030
Midway Services Company	Wells Fargo N.A.		158,333
Nevada Talon	Wells Fargo N.A.		1,031
Realty	Wells Fargo N.A.		516
RR Exploration	Wells Fargo N.A.		1,034
Mine Services LLC [3]	Wells Fargo N.A.		363
MDW Pan Hold Co.	Wells Fargo N.A.		100
MDW GR Hold Co.	Wells Fargo N.A.		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100
MDW Pan LLP	Wells Fargo N.A.		3,461,078
MDW Pan LLP	BNY Mellon		0
MDW Gold Rock LLP	Wells Fargo N.A.		11,066
		$	24,569,399 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Any differences in intercompany transfers are due to foreign exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $62,370.21
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 2/29/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	17,369,647	-	-	-	-	-	-	-	-	17,369,647
Sale of Assets		-	25,000,000	-	-	-	-	-	-	-	-	-	-	-	-	25,000,000
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		434,818	5,171,588	3,295,000	-	5,019,000	404,872	697,000	697,000	140,000	49,000	6,500	-	-	-	15,914,778 [2]
Miscellaneous		47,625	102,404	52,459	-	-	457,847	-	-	-	-	-	-	-	-	660,336
Total Cash Receipts	$	482,443	30,273,993	3,347,459	-	5,019,000	18,232,367	697,000	697,000	140,000	49,000	6,500	-	-	-	58,944,761
3. Cash Disbursements																
Operations		(275,170)	(1,233,598)	(3,258,814)	-	-	(8,697,852)	-	(673,284)	(142,074)	(47,588)	(7,939)	-	-	-	(14,336,319)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(170,709)	(3,636,420)	(14,950)	-	-	(1,068,708)	-	(16,143)	(1,625)	(1,300)	(975)	-	-	-	(4,910,830)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(4,584,456)	-	-	(5,019,000)	(5,423,872)	(697,000)	-	-	-	-	-	-	-	(15,919,616) [2]
Total Cash Disbursements	$	(661,341)	(9,454,474)	(3,273,764)	-	(5,019,000)	(15,190,432)	(697,000)	(689,428)	(143,699)	(48,888)	(8,914)	-	-	-	(35,186,939)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(178,898)	20,819,519	73,695	-	-	3,041,935	-	7,572	(3,699)	112	(2,414)	-	-	-	23,757,822
6 Ending Cash Balance (to Form 2-C)	$	101,549	20,834,030	158,333	-	100	3,461,078	100	11,066	1,034	1,031	516	-	-	-	24,568,837

CASH BALANCE SUMMARY	Financial Institution	Book Balance 29-Feb-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 101,549 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	20,834,030	14,511
Midway Services Company	Wells Fargo N.A.	158,333	84,638
Nevada Talon	Wells Fargo N.A.	1,031	919
Realty	Wells Fargo N.A.	516	2,930
RR Exploration	Wells Fargo N.A.	1,034	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	3,461,078	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	11,066	3,494
		$ 24,569,399 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Any differences in intercompany transfers are due to foreign exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is 862,370.21
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

2/1/2016 to 2/29/2016 Month 2-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(1,187,277)	(541,798)	(645,479)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(98,053)	-	(98,053)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(30,000)	(30,000)	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(277,525)	-	(277,525)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(1,402,204)	(404,872)	(997,332) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(25,307)	-	(25,307)
15-16845	Midway Gold Realty	One Wells Fargo	(789)	-	(789)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(3,021,155)	(976,671)	(2,044,484)

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2016 to 2/29/2016

CASH RECEIPTS DETAIL Account No: Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
2/19/2016	Midway Gold U.S. (Transfer)	21	Intercompany Transfer	111,785.41
2/9/2016	TCG Global Rent	2	Miscellaneous	7,872.25
2/5/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	10,000.00
2/11/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	20,000.00
2/2/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	100,000.00
2/15/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	200,000.00
2/22/2016	COBRA Deposit	16	Miscellaneous	1,473.81
2/29/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	100,000.00
2/9/2016	Metalor	19	Sales	225,930.60
2/16/2016	BNY Mellon (Transfer)	19	Intercompany Transfer	404,872.22
2/16/2016	Metalor	19	Sales	112,776.45
2/15/2016	Zurich Insurance	19	Miscellaneous	44,188.99
2/19/2016	KRM Auto Repair	19	Miscellaneous	1,766.29
2/22/2016	Metalor	19	Sales	128,260.00
2/23/2016	The Modal Shop	19	Miscellaneous	9,630.24
2/25/2016	Metalor	19	Sales	80,970.54
2/26/2016	Metalor	19	Sales	1,165,978.80
2/5/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer	10,000.00
2/11/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer	20,000.00

Total Sales	$	1,713,916.39
Total Intercompany Transfers	$	976,657.63
Total Sale of Assets	$	0.00
Total Miscellaneous	$	64,931.58
Total Cash Receipts	$	2,755,505.60 [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2016 to 2/29/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	2/5/2016	909	Filing Services Canada Inc.	$	-294.43
21	2/19/2016	fees	Handling Fee	$	-24.41
21	2/19/2016	915	KPMG	$	-96,657.35
21	2/19/2016	914	Computershare	$	-1,077.27
2	2/2/2016	transfer	Co. 2 to Co. 16	$	-100,000.00
2	2/5/2016	transfer	Co. 2 to Co. 15	$	-10,000.00
2	2/5/2016	6200	Tonopah Public Utilities	$	-36.55
2	2/5/2016	6199	Tab Products CO LLC	$	-60.00
2	2/5/2016	6197	Fed Ex	$	-19.50
2	2/5/2016	6198	Pure Water Dynamics Inc	$	-158.75
2	2/5/2016	6196	Century Link	$	-197.00
2	2/5/2016	6201	Top Gun Recruiting Partners	$	-1,496.00
2	2/5/2016	144868	Teresa Gustine	$	-1,250.00
2	2/5/2016	144867	Spillman Technology	$	-240.00
2	2/5/2016	144865	All Copy Products - PA	$	-621.30
2	2/5/2016	144866	ISC dba Venture Tech	$	-10,170.04
2	2/5/2016	160011	Squire Patton Boggs	$	-150,641.48
2	2/5/2016	160012	Moelis	$	-194,556.45
2	2/9/2016	144883	IMA Inc-Colorado Division	$	-235,307.00
2	2/9/2016	144884	Oracle	$	-8,769.15
2	2/11/2016	transfer	Co. 2 to Co. 15	$	-20,000.00
2	2/11/2016	Fees	Wells Fargo	$	-794.62
2	2/12/2016	6202	Fed Ex	$	-103.50
2	2/12/2016	144886	Frontier	$	-173.49
2	2/12/2016	6203	Iron Mountain	$	-24.00
2	2/12/2016	6204	Lexis Nexis	$	-444.53
2	2/12/2016	144888	Offices for Less	$	-50.00
2	2/12/2016	144889	Teresa Gustine	$	-1,050.00
2	2/12/2016	144890	Tom Williams	$	-761.98
2	2/12/2016	144885	All Copy Products - Denver	$	-1,116.90
2	2/12/2016	144887	Grow Resources	$	-2,000.00
2	2/15/2016	transfer	Co. 2 to Co. 16	$	-200,000.00
2	2/19/2016	transfer	Co. 2 to Co. 21	$	-111,798.45
2	2/19/2016	6212	Parr Brown Gee & Loveless	$	-5,258.50
2	2/19/2016	6205	Ferry County Treasurer	$	-343.00
2	2/19/2016	6206	Ferry County Treasurer	$	-280.81
2	2/19/2016	6207	Ferry County Treasurer	$	-176.15
2	2/19/2016	6208	Ferry County Treasurer	$	-1,223.19
2	2/19/2016	6209	Ferry County Treasurer	$	-680.53

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2016 to 2/29/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	2/19/2016	6210	Ferry County Treasurer	$	-404.68
2	2/19/2016	6211	Ferry County Treasurer	$	-191.83
2	2/19/2016	6213	Top Gun Recruiting Partners	$	-1,462.00
2	2/19/2016	144926	Teresa Gustine	$	-1,100.00
2	2/19/2016	144920	Bret McDermott	$	-229.40
2	2/19/2016	144924	James Wilbourn	$	-50.00
2	2/19/2016	144921	Centri Business Consulting	$	-1,450.00
2	2/19/2016	144925	Microsoft	$	-1,200.00
2	2/19/2016	144923	EPIQ Systems	$	-12,893.29
2	2/19/2016	144922	Certent Inc	$	-4,000.00
2	2/26/2016	6214	Mt Wheeler Power	$	-58.81
2	2/26/2016	6215	Pitney Bowes	$	-87.33
2	2/26/2016	144929	Teresa Gustine	$	-950.00
2	2/26/2016	144928	Angel Lyons	$	-2,500.00
2	2/26/2016	144930	US Bank Corporate Payment	$	-269.95
2	2/26/2016	144930	US Bank Corporate Payment	$	-45.14
2	2/26/2016	144930	US Bank Corporate Payment	$	-10.63
2	2/26/2016	144930	US Bank Corporate Payment	$	-250.43
2	2/26/2016	144930	US Bank Corporate Payment	$	-320.77
2	2/29/2016	transfer	Co. 2 to Co. 16	$	-100,000.00
9	2/19/2016	2107	White Pine County Treasurer	$	-570.00
9	2/19/2016	144919	City of Ely	$	-77.26
9	2/26/2016	2108	Mt Wheeler Power	$	-141.81
15	2/5/2016	transfer	Wells Fargo	$	-10,000.00
15	2/11/2016	transfer	Wells Fargo	$	-20,000.00
16	2/2/2016	Payroll	Paycom	$	-61,141.47
16	2/2/2016	Payroll	Paycom	$	-51,014.56
16	2/2/2016	Payroll	Paycom	$	-566.62
16	2/5/2016	144869	Allstate	$	-208.28
16	2/5/2016	10107	Garnishment	$	-679.38
16	2/5/2016	10109	Garnishment	$	-424.92
16	2/8/2016	160007	Principal	$	-8,368.96
16	2/9/2016	160008	Rocky Mountain Reserve	$	-720.37
16	2/16/2016	10110	Garnishment	$	-350.00
16	2/16/2016	160009	Principal	$	-161.54
16	2/16/2016	160010	Principal	$	-161.54
16	2/16/2016	160014	Principal	$	-2.86

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/2016 to 2/29/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	2/16/2016	Payroll	Paycom	$	-60,897.18
16	2/16/2016	Payroll	Paycom	$	-50,413.38
16	2/16/2016	Payroll	Paycom	$	-566.62
16	2/22/2016	EFT	Cigna	$	-25,476.09
16	2/22/2016	160015	Rocky Mountain Reserve	$	-141.25
16	2/23/2016	160016	Rocky Mountain Reserve	$	-720.37
16	2/24/2016	160013	Principal	$	-8,415.34
16	2/24/2016	160011	Principal	$	-2.87
16	2/24/2016	160012	Principal	$	-2.74
16	2/26/2016	1078	MetLife	$	-5,730.23
16	2/26/2016	144931	Vision Services Plan	$	-583.04
16	2/26/2016	10112	Garnishment	$	-350.00
16	2/26/2016	10111	Garnishment	$	-424.92
19	2/1/2016	160016	Thomas Petroleum	$	-8,754.70
19	2/5/2016	2762	NORCO	$	-226.69
19	2/5/2016	2763	Ruby Hill Mining Co.	$	-847.00
19	2/5/2016	2764	Suburban Propane	$	-4,000.00
19	2/5/2016	2765	Tetra Tech	$	-5,117.00
19	2/5/2016	144876	Luskin, Stern, Eisler	$	-1,979.00
19	2/5/2016	144879	RPA Advisors	$	-5,980.00
19	2/5/2016	144878	Orion Royalty Co	$	-259,101.83
19	2/5/2016	144881	Stine Consulting	$	-14,750.79
19	2/5/2016	144880	Resource Concepts Inc	$	-7,546.25
19	2/5/2016	144877	Lynn Greenman	$	-5,500.00
19	2/5/2016	144875	Jeffery Snyder	$	-4,586.76
19	2/5/2016	144873	Cyanco	$	-685.14
19	2/5/2016	144872	Andrea Gill	$	-4,500.00
19	2/5/2016	144871	Alternative Maintenance Solutions LLC	$	-11,160.00
19	2/5/2016	160017	Ledcor	$	-65,000.00
19	2/5/2016	144882	US Bank Corp	$	-13,383.30
19	2/5/2016	144874	Davis Graham & Stubbs	$	-615.00
19	2/12/2016	144891	Alternative Maintenance Solutions LLC	$	-21,382.32
19	2/12/2016	144892	American Assay	$	-10,000.00
19	2/12/2016	144893	Andrea Gill	$	-4,656.76
19	2/12/2016	144894	Arcadis	$	-5,483.10
19	2/12/2016	144895	FLSmidth	$	-190.35
19	2/12/2016	144896	James Moore	$	-6,674.60
19	2/12/2016	144897	Jeffery Snyder	$	-2,442.94
19	2/12/2016	144898	Lynn Greenman	$	-5,000.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2016 to 2/29/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	2/12/2016	144899	Safway Services	$	-371.46
19	2/12/2016	144900	Stine Consulting	$	-9,600.00
19	2/12/2016	144901	Titan Constructors	$	-19,972.38
19	2/12/2016	144904	Univar USA Inc.	$	-6,670.33
19	2/12/2016	144902	US Bank Corp	$	-2,122.33
19	2/12/2016	144903	United Rentals	$	-7,285.32
19	2/12/2016	1600018	Ledcor	$	-55,000.00
19	2/12/2016	1600019	Direct Force Maintenance	$	-5,800.00
19	2/12/2016	2766	Eureka Town Water and Sewer	$	-66.42
19	2/12/2016	2767	Kinross Gold USA	$	-161.27
19	2/12/2016	2768	Mt. Wheeler Power	$	-13,869.43
19	2/12/2016	2769	Suburban Propane	$	-4,000.00
19	2/12/2016	2770	Western Environmental Testing	$	-1,200.00
19	2/16/2016	1600020	Thomas Petroleum	$	-3,515.00
19	2/16/2016	transfer	BNY	$	-404,872.22
19	2/19/2016	144908	Alternative Maintenance Solutions LLC	$	-14,392.50
19	2/19/2016	144909	Andrea Gill	$	-4,594.51
19	2/19/2016	144907	ASM Affiliates Inc.	$	-3,190.45
19	2/19/2016	144906	Daly-Standlee & Assoc.	$	-6,460.00
19	2/19/2016	144910	James Moore	$	-7,075.82
19	2/19/2016	144911	Jeffery Snyder	$	-4,162.00
19	2/19/2016	144915	Lynn Greenman	$	-4,000.00
19	2/19/2016	144912	John Ross MacLean	$	-17,597.50
19	2/19/2016	144917	Sunbelt Rentals	$	-2,095.26
19	2/19/2016	144918	Titan Constructors	$	-33,566.51
19	2/19/2016	144913	KRM Auto Repair	$	-1,766.29
19	2/19/2016	144916	RPA Advisors	$	-10,504.62
19	2/19/2016	144914	Luskin, Stern, Eisler	$	-4,286.00
19	2/19/2016	1600021	Ledcor	$	-60,000.00
19	2/19/2016	2771	Airgas, Inc	$	-61.94
19	2/19/2016	2772	Ely Disposal	$	-1,400.00
19	2/19/2016	2773	Eureka County TV District	$	-750.00
19	2/19/2016	2774	Geo-Logic Associates	$	-4,951.08
19	2/19/2016	2775	Mt. Wheeler Power	$	-4,800.00
19	2/19/2016	2776	NMS Labs	$	-37.00
19	2/19/2016	2777	NORCO	$	-161.59
19	2/19/2016	2778	Ruby Mountain	$	-26.00
19	2/19/2016	2779	Sanitary Septic Service	$	-4,912.20
19	2/19/2016	2780	Western Environmental Testing	$	-650.00
19	2/19/2016	2781	Nevada Department of Taxation	$	-180.23

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/2016 to 2/29/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	2/23/2016	144927	American Assay	$	-10,000.00
19	2/25/2016	EFT	AT&T	$	-1,613.84
19	2/26/2016	2782	Mt. Wheeler Power	$	-200.92
19	2/26/2016	2783	Nevada Rural Housing Authority	$	-1,795.00
19	2/26/2016	2784	Quick Space	$	-382.43
19	2/26/2016	2785	Suburban Propane	$	-4,000.00
19	2/26/2016	2786	Western Oilfield Supply Co	$	-2,258.27
19	2/26/2016	144932	Alternative Maintenance Solutions LLC	$	-30,540.00
19	2/26/2016	144933	Andrea Gill	$	-4,580.38
19	2/26/2016	144934	Andrew Kaczmarek, LLC	$	-13,328.23
19	2/26/2016	144935	Cyanco	$	-25,000.00
19	2/26/2016	144936	Enterprise NV	$	-1,059.93
19	2/26/2016	144937	FLSmidth	$	-1,867.77
19	2/26/2016	144938	James Moore	$	-7,035.47
19	2/26/2016	144939	Lynn Greenman	$	-5,000.00
19	2/26/2016	144941	Solenis	$	-670.87
19	2/26/2016	144942	Sunbelt Rentals	$	-2,850.64
19	2/26/2016	144940	SWCA	$	-5,000.00
19	2/26/2016	144943	Titan Constructors	$	-18,394.58
19	2/26/2016	144947	US Bank Corp	$	-5,707.99
19	2/26/2016	144946	RPA Advisors	$	-14,790.00
19	2/26/2016	144945	Luskin, Stern, Eisler	$	-4,754.00
19	2/26/2016	144944	Ledcor	$	-36,000.00
19	2/29/2016	EFT	AT&T	$	-70.00
19	2/29/2016	EFT	AT&T	$	-123.49
19	2/29/2016	EFT	AT&T	$	-1,739.94
19	2/29/2016	EFT	Thomas Petroleum	$	-7,749.15
20	2/5/2016	1084	DOI BLM Ely	$	-10,000.00
20	2/5/2016	144870	Davis Graham & Stubbs	$	-1,722.00
20	2/12/2016	144905	Arcadis US Inc	$	-13,584.81
			Total Cash Disbursements	$	**-3,021,155.09** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 2/29/2016

	CONSOLIDATED February 29, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets		
Total Current Assets		
Cash and Cash Equivalents	24,569,399	811,577
Accounts Receivable	71,326	201,443
Inventory	3,603,160	20,105,452
Prepaid	3,590,314	3,871,105
Other Current Assets	97,647	102,495
Total Current Assets	**31,931,846**	**25,092,072**
Investments	375	375
Investment in Partnerships	0	0
Property & Equipment	132,347,051	132,722,845
Reclamation Deposits	1,244,642	3,744,642
Mineral Properties	13,413,553	18,029,003
Other Long Term Assets	98,249	98,248
Total Long Term Assets	**147,103,870**	**154,595,113**
Total Assets	**179,035,716**	**179,687,185**
Current Liabilities		
Accounts Payable - Pre-Petition	(18,701,610)	(21,646,032)
Accounts Payable - Post-Petition	(2,561,175)	0
Reclamation and Remediation	(8,715)	(8,715)
Other Short Term Liabilities	(259,754)	(265,260)
Short Term Debt	(55,502,292)	(51,673,880)
Total Current Liabilities	**(77,033,546)**	**(73,593,887)**
Long Term Liabilities		
Reclamation and Remediation	(8,302,227)	(8,399,001)
Intercompany	(65)	(65)
Other Long Term Liabilities	(361,745)	(389,394)
Long Term Debt	0	0
Employee Related Benefits	(500)	(2,500)
Total Long Term Liabilities	**(8,664,537)**	**(8,790,960)**
Total Liabilities	**(85,698,083)**	**(82,384,847)**
Redeemable Preferred Stock	(57,077,726)	(54,382,285)
Shareholder's Equity		
Common Stock	(167,744,626)	(167,744,626)
Partnership Capital	0	0
Accum OCI	556,290	556,290
Current Year Retained Earnings	2,465,594	25,463,917
Accumulated Deficit	128,462,835	98,804,366
Total Shareholder's Equity	**(36,259,907)**	**(42,920,053)**
Liability and Equity	**(179,035,716)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 2/1/2016 to 2/29/2016

	CONSOLIDATED February 2016 Actual		CONSOLIDATED February 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(1,705,581)		(17,365,849)
Total Revenue	**(1,705,581)**		**(17,365,849)**
Cost of Sales			
Cost of Goods Sold	1,301,451		13,057,838
Depreciation	543,481		6,043,943
Inventory Write-Down	53,428		9,247,526
Total Cost of Sales	**1,898,360**		**28,349,307**
Accretion	0		220,994
Mineral exploration expenditures	37,345		864,713
General & Administrative			
Consulting	225,454		2,212,906
Depreciation - CGA	21,303		185,729
Interest and bank charges	840		10,184
Legal, audit and accounting	258,361		2,715,305
Office & administrative	90,927		815,017
Salaries and benefits	107,029		1,127,467
Transfer agent and filing fees	5,040		32,611
Travel	2,539		8,020
Investor relations	3,897		47,002
Total General & Administrative	**715,390**		**7,154,240**
Total Operating Costs	**2,651,095**		**36,589,253**
Foreign exchange (gain) loss	651		873
Other income	52,507		1,087,679
(Gain) loss on disposal of PP&E	(44,189)		(18,864,529)
Interest and investment income	(8)		(278)
Total Other (Income) Expense	**8,961**		**(17,776,255)**
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	**954,475**		**5,275,561**
Income tax recovery	0		0
Net Income	**954,475**		**5,275,561**

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 2/1/2016 to 2/29/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$15,863	$29,889	$29,546	$16,205
Employee FICA taxes withheld	8,627	16,783	16,397	9,013
Employer FICA taxes	8,627	16,783	16,397	9,013
Unemployment taxes				
Other:_____				
State				
Sales, use & excise taxes				
Unemployment taxes		5,926	4,070	1,856
Other:_____				
Local				
Personal property taxes				
Real property taxes				
Other:_____				
			Total unpaid post-petition taxes	$36,087

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	5/1/2016	5/1/2016
General liability	Federal INS	1,000,000	5/1/2016	5/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	5/1/2016	5/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	5/1/2016	5/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 2/1/2016 to 2/29/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	6,624				6,624
Total	$ 71,326	$ -	$ -	$ -	$ 71,326

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 610,450	$ 275,223	$ 159,807	$ 665,759	$ 1,711,238
Other Payables	849,937	-	-	-	849,937
Total	$ 1,460,387	$ 275,223	$ 159,807	$ 665,759	$ 2,561,175

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (205,000)	$ (150,641)	7/17/2015	$ (466,181)
Debtor Local Counsel - S&W	25,000	(21,353)	-	7/16/2015	(26,710)
Debtor Canadian Counsel - DLA Piper	-	(1,153)	-	N/A	(1,153)
Canadian Information Officer - E&Y	40,196	(7,468)	-	N/A	32,728
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(86,958)	-	7/24/2015	(218,174)
Investment Bank - Moelis	-	(128,381)	(194,556)	11/6/2015	(515,767)
Lender's Counsel - Luskin Stern	-	(14,681)	(11,019)	N/A	(14,681)
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	(38,840)	(31,275)	N/A	11,160
Lender's Technical Advisor - RPA	-	(1,446)	-	N/A	(1,446)
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(11,081)	-	8/14/2015	(202,333)
UCC Financial Advisor - Gavin Solmonese	-	(1,773)	-	8/19/2015	(12,211)
Epiq	10,947	(10,114)	(12,893)	7/23/2015	833
Total	$ 278,225	$ (528,249)	$ (400,385)		$ (1,413,934)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	12,742

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 | CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March			0				
TOTAL 1st Quarter		$	111,071.80	$			
April		$	0				
May			0				
June	2015		129		325		
TOTAL 2nd Quarter		$	129.31	$	325	6023	7/30/2015
July	2015	$	30,419				
August	2015		87,275				
September	2015		52,528		1,625		
TOTAL 3rd Quarter		$	170,222.22	$	1,625	6111	10/30/2015
October	2015	$	53,734				
November	2015		49,302				
December	2015		81,594		1,625		
TOTAL 4th Quarter		$	184,629.64	$	1,625	6193	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. CASE NO: 15-16835
2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March			0				
TOTAL 1st Quarter		$	1,509,684.64	$			
April		$	0				
May			0				
June	2015		4,885		325		
TOTAL 2nd Quarter		$	4,885.00	$	325	6026	7/30/2015
July	2015	$	310,374				
August	2015		104,147				
September	2015		534,777		4,875		
TOTAL 3rd Quarter		$	949,298.55	$	4,875	6112	10/30/2015
October	2015	$	538,032				
November	2015		267,448				
December	2015		1,600,670		9,750		
TOTAL 4th Quarter		$	2,406,149.95	$	9,750	6190	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company CASE NO: 15-16840

16

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March			0				
TOTAL 1st Quarter		$	607,814.63	$			
April		$	0				
May			0				
June	2015		273,696		1,950		
TOTAL 2nd Quarter		$	273,696.14	$	975	1059	7/30/2015
July	2015	$	482,486				
August	2015		408,927				
September	2015		494,715		6,500		
TOTAL 3rd Quarter		$	1,386,127.43	$	6,500	1070	10/30/2015
October	2015	$	361,174				
November	2015		348,295				
December	2015		296,656		6,500		
TOTAL 4th Quarter		$	1,006,125.47	$	6,500	1077	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6025	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6107	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6188	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co.
14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March		0			
TOTAL 1st Quarter		$ 0.00	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	2518	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	2653	10/30/2015
October	2015	$ 0			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter		$ 0.00	$ 325	2759	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170				
February	2016		997,332				
March			0				
TOTAL 1st Quarter		$	2,184,502.28	$			
April		$	0				
May			0				
June	2015		65,770		650		
TOTAL 2nd Quarter		$	65,770.00	$	650	2517	7/30/2015
July	2015	$	1,472,638				
August	2015		1,110,364				
September	2015		925,659		10,400		
TOTAL 3rd Quarter		$	3,508,660.03	$	10,400	2652	10/30/2015
October	2015	$	1,551,043				
November	2015		1,216,340				
December	2015		1,240,244		10,400		
TOTAL 4th Quarter		$	4,007,627.65	$	10,400	2758	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15

CASE NO: 15-16838

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1066	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	1072	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	1082	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999...................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March			0				
TOTAL 1st Quarter		$	311,297.41	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950	1073	10/30/2015
October	2015	$	122,359				
November	2015		13,327				
December	2015		10,055		975		
TOTAL 4th Quarter		$	145,740.79	$	975	1083	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999...................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	642.40	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	3424	7/30/2015
July	2015	$	450				
August	2015		141,632				
September	2015		0		975		
TOTAL 3rd Quarter		$	142,081.50	$	975	3428	10/30/2015
October	2015	$	975				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	975.00	$	325	3431	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5

CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	669.74	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1052	7/30/2015
July	2015	$	41,530				
August	2015		125				
September	2015		5,913		650		
TOTAL 3rd Quarter		$	47,568.29	$	650	1055	10/30/2015
October	2015	$	650				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	650.00	$	325	1059	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March			0				
TOTAL 1st Quarter		$	1,670.09	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2095	7/30/2015
July	2015	$	2,727				
August	2015		62				
September	2015		2,581		325		
TOTAL 3rd Quarter		$	5,370.03	$	325	2101	10/30/2015
October	2015	$	607				
November	2015		275				
December	2015		992		325		
TOTAL 4th Quarter		$	1,873.82	$	325	2106	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6021	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6110	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6191	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6109	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6192	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. CASE NO: 15-16837

8

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/29/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6024	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6108	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6189	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999...................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999...................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 2/29/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of February 1, 2016 through February 29, 2016. Significant events occurring after this period will be reported in the appropriate subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On February 2, 2016, the Court entered an order clarifying the Debtors' engagement letter and order authorizing the retention of Moelis & Company LLC ("Moelis"). Specifically, as a result of the Spring Valley sale, the order allowed the payment of the deferred monthly fees that monthly fees will not be deferred going forward and Debtor may pay Moelis' monthly fees subject to the interim compensation procedures and subsequent fee orders.

On February 2, 2016, the Court entered an order extending the deadline to assume or reject certain nonresidential real property leases to January 22, 2016, February 17, 2016 or March 18, 2016 depending on the lease.

On February 4, 2016, the Debtors filed a motion for an order authorizing the Clerk of the Bankruptcy Court to disburse $356,243.74 of $368,243.74 held in the Court's registry from the sale of real property in Ely, Nevada.

On February 5, 2016, the Debtors filed a motion to assume unexpired nonresidential real property leases. The leases relate to the Gold Rock project.

On February 5, 2016, the Debtors filed a notice that debtor Midway Services Company had rejected a certain nonresidential real property lease.

On February 5, 2016, the Debtors filed a motion to approve a settlement agreement between debtor MDW Pan LLP and Eastern Nevada Landscape Coalition ("ENLC"). Under the terms of the settlement agreement, ENLC would deliver a certain golden eagle nest monitoring report to MDW Pan LLP within five business days of Court approval of the settlement agreement. In addition, ENLC would have an allowed general unsecured claim against MDW Pan, LLC in the amount of $26,490.93, which is 70% of ENLC's scheduled claim, and an administrative expense claim against MDW Pan LLP in the amount of $14,768.48, which is 100% of the administrative expense claim. After delivery of the report and within fourteen days of receiving the report, MDW Pan LLP would pay to ENLC $41,259.41 in full satisfaction of any and all other liabilities and amounts outstanding to ENLC.

On February 5, 2016, Sure Steel, Inc. filed a motion to allow an untimely filed secured claim or, in the alternative, to substitute amended claims. The Debtors filed a limited objection and are negotiating a resolution of the motion.

On February 9, 2016, Debtors filed a notice of extension of the deadline by which to file a Bid Procedures and Sale Motion from February 10, 2016 to February 22, 2016.

On February 17, 2016, interim applications for compensation were filed by, or on behalf of, the following entities: (i) Debtors' counsel Sender Wasserman Wadsworth, P.C.; (ii) Debtors' counsel Squire Patton Boggs (US) LLP; (iii) Debtors' financial advisor FTI Consulting, Inc.; and (iv) Debtors' investment banker Moelis & Company LLC.

On February 17, 2016, the Debtors filed the following omnibus claims objections: (i) disallowance of duplicate claims; (ii) disallowance of claims that were subsequently amended; and (iii) reclassification of claims to the correct debtor. Gustavson Associates, LLC filed an objection to its proposed treatment and the Debtors have begun discussions regarding resolution.

On February 17, 2016, the Debtors filed a third motion to extend the time by which to assume or reject a nonresidential real property lease to March 18, 2016.

On February 19, 2016, the Debtors filed a second notice of extensions of numerous sale process milestone dates under the final cash collateral order. Below is a summary of the extended dates from the notice:

> If the Debtors determine to pursue a 363 Sale, the Debtors shall (i) file a Bid Procedures and Sale Motion, in form and substance reasonably acceptable to the Senior Agent, on or before **March 7, 2016**, which shall among other things, (A) set a timetable for the sale of the Debtors' assets, (B) set a deadline by which prospective bidders must submit a written bid with a deposit on or before **April 1, 2016**, (C) provide that the Debtors shall deliver to the Senior Agent copies of all bids received, (D) set guidelines for determining "qualified bidders" and "qualified bid" and (E) schedule an auction of the Debtors' assets on or before **April 8, 2016** if at least one qualified bid is received, and (ii) consummate a sale of substantially all of the Debtors' assets or equity on or before **April 15, 2016**.

Throughout February the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to restructuring alternatives, sale of assets and all significant matters in these cases.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

Attachment 7

Bank Statements for All Bank Accounts

Co. 21

00807893

MIDWAY GOLD CORP.
Statement of Account
Monday, February 01, 2016 - Monday, February 29, 2016

Account Name:	Account:	Branch:	Currency:
[redacted]6025	[redacted]6025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			02/01/2016	$55,556.81
	CIPS CREDIT INTEREST		$10.72	02/01/2016	
	CHQ#00906-0200122806	$1,013.92		02/01/2016	$54,553.61
	CHQ#00907-2300158580	$1,204.57		02/05/2016	
	CHQ#00905-3140922755	$900.00		02/05/2016	$52,449.04
	CHQ#00908-2300463401	$14,000.00		02/12/2016	$38,449.04
	160219S1462900WIRE		$149,982.50	02/22/2016	
	IWPN CHARGES	$5.00		02/22/2016	
	CMS-BR/PT FEES	$30.00		02/22/2016	$188,396.54
	CHQ#00914-0100545210	$1,483.29		02/25/2016	$186,913.25
	CHQ#00915-0100120656	$133,087.50		02/29/2016	
	SERVICE CHARGE	$8.75		02/29/2016	$53,817.00
	Closing Balance			02/29/2016	$53,817.00
Totals:		**$151,733.03**	**$149,993.22**		
Item Count:		**9**	**2**		

Analyzed Business Checking

WELLS FARGO

Co. 2 00054486

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$22,031,728.24	$7,872.25	-$1,205,424.28	$20,834,176.21

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/09	7,872.25	Deposit Made In A Branch/Store
		$7,872.25	**Total electronic deposits/bank credits**
		$7,872.25	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/01	225.76	Equipment Financ Onlineinv 160129 Bggbk2001098791 Hewittdebra
	02/02	100,000.00	Online Transfer Ref #Bbecjixs5B to 8891621479 on 02/02/2016 1021 Am
	02/04	10,000.00	Online Transfer Ref #Bben7S29Cb to 8891621446 on 02/04/2016 0353 PM
	02/05	150,641.48	WT Fed#01620 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16020414530296 Trn#160205109644 Rfb# 000000541
	02/05	194,556.45	WT Fed#03054 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16020414540680 Trn#160205109646 Rfb# 000000542
	02/05	11,660.04	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	02/08	621.30	Leasedirectrpd Inv.Paymnt 020516 408270 Inv# 00048737598 Due 02/15/1
	02/09	235,307.00	WT Fed#07109 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# IN16020910060158 Trn#160209069709 Rfb# 000000549
	02/09	8,769.15	WT Seq100281 Oracle America, Inc /Bnf=Oracle America Inc Srf# IN16020910170857 Trn#160209100281 Rfb# 000000550
	02/11	794.62	Client Analysis Srvc Chrg 160210 Svc Chge 0116 000006198288265
	02/11	20,000.00	Online Transfer Ref #Bbe2Tjxqdd to 8891621446 on 02/11/2016 1009 Am

***Electronic debits/bank debits** (continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/11	4,978.88	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	02/16	200,000.00	Online Transfer Ref #Bbecjqpvmp to 8891621479 on 02/15/2016 0734 Am
	02/16	173.49	Frontier Online E-Bill 30584554 Mgc Resources/Midway G
	02/19	12,893.29	WT Fed#09073 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16021815385522 Trn#160219089970 Rfb# 000000556
	02/19	111,798.45	WT 160219-098320 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN16021816024931 Trn#160219098320 Rfb# 000000560
	02/19	8,029.40	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	02/26	896.92	WT Fed#06822 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16022515273227 Trn#160226065381 Rfb# 000000562
	02/26	3,450.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	02/29	100,000.00	Online Transfer Ref #Bbe8Mszjnt to 8891621479 on 02/29/2016 0723 Am
		$1,174,796.23	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	325.00	02/02	6196*	197.00	02/10	6206	280.81	02/24
	325.00	02/02	6197	19.50	02/11	6207	176.15	02/24
	325.00	02/02	6198	158.75	02/09	6208	1,223.19	02/24
	325.00	02/02	6199	60.00	02/10	6209	680.53	02/24
	1,625.00	02/02	6200	36.55	02/12	6210	404.68	02/24
	9,750.00	02/02	6201	1,496.00	02/09	6211	191.83	02/24
6184	4,580.62	02/03	6202	103.50	02/18	6212	5,258.50	02/24
6186*	62.12	02/03	6203	24.00	02/22	6213	1,462.00	02/23
6187	152.33	02/04	6204	444.53	02/19	8185*	36.48	02/05
6194*	560.98	02/03	6205	343.00	02/24			
	$30,628.05		**Total checks paid**					

* *Gap in check sequence.*

$1,205,424.28 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
01/31	22,031,728.24	02/09	21,308,097.03	02/19	20,948,567.82
02/01	22,031,502.48	02/10	21,307,840.03	02/22	20,948,543.82
02/02	21,918,827.48	02/11	21,282,047.03	02/23	20,947,081.82
02/03	21,913,623.76	02/12	21,282,010.48	02/24	20,938,523.13
02/04	21,903,471.43	02/16	21,081,836.99	02/26	20,934,176.21
02/05	21,546,576.98	02/18	21,081,733.49	02/29	20,834,176.21
02/08	21,545,955.68				

Average daily ledger balance **$21,257,918.11**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]489 ■ February 1, 2016 - February 29, 2016 ■ Page 1 of 2

WELLS FARGO

Co. 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$1,480.58	$0.00	-$450.00	$1,030.58 ✓

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1058	125.00 ✓	02/04	1059	325.00 ✓	02/02
	$450.00	**Total checks paid**			
	$450.00	**Total debits**			

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
01/31	1,480.58	02/02	1,155.58	02/04	1,030.58

Average daily ledger balance **$1,054.71**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

WELLS FARGO

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]3422 ■ February 1, 2016 - February 29, 2016 ■ Page 1 of 2

WELLS FARGO

Co. 9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3422	$2,027.66	$0.00	-$1,370.23	$657.43 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/19	77.26 ✓	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$77.26	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
2105	397.97 ✓	02/03	2106	325.00 ✓	02/02	2107	570.00 ✓	02/24
	$1,292.97		**Total checks paid**					
	$1,370.23		**Total debits**					

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
01/31	2,027.66	02/03	1,304.69	02/24	657.43
02/02	1,702.66	02/19	1,227.43		

Average daily ledger balance **$1,196.10**

✓ IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 10
00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$1,483.70	$0.00	-$450.00	$1,033.70

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
3430	125.00	02/04	3431	325.00	02/02
	$450.00	**Total checks paid**			
	$450.00	**Total debits**			

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
01/31	1,483.70	02/02	1,158.70	02/04	1,033.70

Average daily ledger balance **$1,057.83**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

WELLS FARGO

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]2618 ■ February 1, 2016 - February 29, 2016 ■ Page 1 of 2

WELLS FARGO

10.11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00 ✓

Daily ledger balance summary

Date	*Balance*
01/31	363.00

Average daily ledger balance **$363.00**

✓ IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

(0.14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1446 ■ February 1, 2016 - February 29, 2016 ■

WELLS FARGO

Co. 15

00544498

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$30,000.00	-$30,000.00	$100.00 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/04	10,000.00 ✓	Online Transfer Ref #Bben7S29Cb From 6198288265 on 02/04/2016 0353 PM
	02/11	20,000.00 ✓	Online Transfer Ref #Bbe2Tjxqdd From 6198288265 on 02/11/2016 1009 Am
		$30,000.00	**Total electronic deposits/bank credits**
		$30,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/04	10,000.00 ✓	Online Transfer Ref #Bbe5Qjnlln to 8891621487 on 02/04/2016 0353 PM
	02/11	20,000.00 ✓	Online Transfer Ref #Bbe8Mmwghl to 8891621487 on 02/11/2016 1010 Am
		$30,000.00	**Total electronic debits/bank debits**
		$30,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
01/31	100.00	02/04	100.00	02/11	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1479 ■ February 1, 2016 - February 29, 2016 ■ Page 1 of 3

WELLS FARGO

(o.16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$41,494.40	$401,473.81	-$278,322.16	$164,646.05 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/02	100,000.00 ✓	Online Transfer Ref #Bbecjlxs5B From 6198288265 on 02/02/2016 1021 Am
	02/16	200,000.00 ✓	Online Transfer Ref #Bbecjqpvmp From 6198288265 on 02/15/2016 0734 Am
	02/22	1,473.81 ✓	Deposit Made In A Branch/Store
	02/29	100,000.00 ✓	Online Transfer Ref #Bbe8Mszjnt From 6198288265 on 02/29/2016 0723 Am
		$401,473.81	**Total electronic deposits/bank credits**
		$401,473.81	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/01	610.90 ✓	Vsp Payment Ebillpymts 160129 1099438 Midway Services Compan
	02/02	112,722.65 ✓	WT Fed#08653 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16020210285839 Trn#160202089347 Rfb# 000000540
	02/09	208.28 ✓	American Heritag Benman ACH 020516 12410 Midway Gold US
	02/09	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 020816 Rmrmwg Midway Services Comp
	02/09	8,368.96 ✓	Principal Peris Plic-Peris 4-5899300000365 Wells Fargo Payroll
	02/16	111,877.18 ✓	WT Fed#01825 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16021607373743 Trn#160216124607 Rfb# 000000555
	02/17	2.86 ✓	Principal Peris Plic-Peris 4-5899300000283 Wells Fargo Payroll
	02/17	161.54 ✓	Principal Peris Plic-Peris 4-5899300000281 Wells Fargo Payroll
	02/17	161.54 ✓	Principal Peris Plic-Peris 4-5899300000282 Wells Fargo Payroll
	02/22	141.25 ✓	Rocky Mtn Res Op Client Fee 021916 Rmrmwg Midway Services Comp

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	02/22	25,476.09 ✓	Cigna Edge Trans Collection 60300009977 Midway Services Compan
	02/23	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 022216 Rmrmwg Midway Services Comp
	02/24	2.74 ✓	Principal Peris Plic-Peris 4-5899300000347 Wells Fargo Payroll
	02/24	2.87 ✓	Principal Peris Plic-Peris 4-5899300000346 Wells Fargo Payroll
	02/24	8,415.34 ✓	Principal Peris Plic-Peris 4-5899300000345 Wells Fargo Payroll
		$269,592.94	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1077	6,500.00 ✓	02/02	10109 *	424.92 ✓	02/05	10111	424.92 ✓	02/26
10107 *	679.38 ✓	02/05	10110	350.00 ✓	02/16	10112	350.00 ✓	02/26
	$8,729.22		**Total checks paid**					

* *Gap in check sequence.*

$278,322.16 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
01/31	41,494.40	02/09	11,258.94	02/23	73,841.92
02/01	40,883.50	02/16	99,031.76	02/24	65,420.97
02/02	21,660.85	02/17	98,705.82	02/26	64,646.05
02/05	20,556.55	02/22	74,562.29	02/29	164,646.05

Average daily ledger balance **$51,630.89**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount.

WELLS FARGO

Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

60.17

0054444

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 18

0054 5242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]453	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

✓ IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$2,363,885.61	$2,130,185.14	-$1,008,927.41	$3,485,143.34

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/09	225,930.60	WT Fed#09411 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0209923632019714 Trn#160209109876 Rfb#
	02/16	112,776.45	WT Fed#09736 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0216931994020283 Trn#160216123746 Rfb#
	02/16	404,872.22	WT Fed#09962 Global Corporate T /Org=Mdw Pan LLP Compensation Acct Srf# F1S1602162958700 Trn#160216203118 Rfb#
	02/19	1,766.29	WT Seq106436 WF Return Wires IN Proc /Org= Srf# 2016021900104704 Trn#160219106436 Rfb#
	02/22	128,260.00	WT Fed#04046 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0222944475014402 Trn#160222120038 Rfb#
	02/23	9,630.24	The Modal Shop Payments NTE*/A
	02/25	80,970.54	WT Fed#01266 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0225950741021442 Trn#160225117357 Rfb#
	02/26	1,165,978.80	WT Fed#07524 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0226956127018042 Trn#160226162808 Rfb#
		$2,130,185.14	**Total electronic deposits/bank credits**
		$2,130,185.14	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/01	8,754.70	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	02/05	1,979.00	WT Fed#01648 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16020415005829 Trn#160205109177 Rfb# 000000545
	02/05	5,980.00	WT Fed#01654 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16020415020191 Trn#160205109178 Rfb# 000000546
	02/05	615.00	WT Fed#01557 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16020415000114 Trn#160205109191 Rfb# 000000544
	02/05	13,383.30	WT Fed#01570 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16020415032594 Trn#160205109251 Rfb# 000000547
	02/05	259,101.83	WT Fed#01589 Citibank N.A. NEW /Ftr/Bnf=Orion Mine Finance Srf# IN16020415051232 Trn#160205109390 Rfb# 000000548
	02/05	65,000.00	WT Fed#01621 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16020114272012 Trn#160205109645 Rfb# 000000538
	02/05	48,728.94	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	02/11	92,444.24	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	02/12	2,122.33	WT Fed#01332 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16021115383323 Trn#160211155465 Rfb# 000000552
	02/12	55,000.00	WT Fed#01333 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16021017472546 Trn#160211155466 Rfb# 000000551
	02/12	7,285.32	WT Fed#01299 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16021115395770 Trn#160211155464 Rfb# 000000553
	02/12	5,800.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	02/16	3,515.00	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	02/19	60,000.00	WT Fed#09100 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16021511581771 Trn#160219089842 Rfb# 000000554
	02/19	1,766.29	WT Fed#09118 Greater Nevada Cre /Ftr/Bnf=Krm Auto Srf# IN16021815520543 Trn#160219089972 Rfb# 000000558
	02/19	10,504.62	WT Fed#09120 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16021815530152 Trn#160219089971 Rfb# 000000559
	02/19	4,286.00	WT Fed#09123 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16021815510077 Trn#160219089969 Rfb# 000000557
	02/19	97,134.55	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	02/23	10,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	02/25	1,613.84	ATT Payment 022416 883992003Epayh Temporaryaccountname
	02/26	36,000.00	WT Fed#07051 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16022508222050 Trn#160226065380 Rfb# 000000561
	02/26	4,754.00	WT Fed#07054 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16022515344208 Trn#160226065390 Rfb# 000000563
	02/26	5,707.99	WT Fed#06765 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16022515364583 Trn#160226065385 Rfb# 000000565
	02/26	14,790.00	WT Fed#06764 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16022515354332 Trn#160226065388 Rfb# 000000564
	02/26	115,327.87	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	02/29	70.00	ATT Payment 022716 090714002Epayk Mdw Pan LLP
	02/29	123.49	ATT Payment 022716 153123003Epayk Mdw Pan LLP

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	Posted date	Amount	Transaction detail
	02/29	1,739.94	ATT Payment 022716 153119003Epayk Mdw Pan LLP
	02/29	7,749.15	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
		$941,277.40	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	4,000.00	02/01	2755*	382.43	02/08	2765	5,117.00	02/08
	1,795.00	02/08	2756	26.00	02/05	2766	66.42	02/18
2729	982.02	02/19	2757	5,110.40	02/12	2768*	13,869.43	02/22
2734*	3,155.58	02/24	2758	10,400.00	02/02	2769	4,000.00	02/18
2742*	750.00	02/01	2759	325.00	02/02	2770	1,200.00	02/23
2749*	525.62	02/05	2760	150.00	02/09	2772*	1,400.00	02/29
2750	215.28	02/03	2761	2,258.27	02/08	2775*	4,800.00	02/29
2751	1,000.00	02/05	2762	226.69	02/12	2776	37.00	02/26
2752	370.00	02/12	2763	847.00	02/16	2778*	26.00	02/29
2753	434.64	02/05	2764	4,000.00	02/12	2781*	180.23	02/29
	$67,650.01	**Total checks paid**						

* Gap in check sequence.

$1,008,927.41 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
01/31	2,363,885.61	02/09	2,158,894.20	02/22	2,437,238.85
02/01	2,350,380.91	02/11	2,066,449.96	02/23	2,435,669.09
02/02	2,339,655.91	02/12	1,986,535.22	02/24	2,432,513.51
02/03	2,339,440.63	02/16	2,499,821.89	02/25	2,511,870.21
02/05	1,942,666.30	02/18	2,495,755.47	02/26	3,501,232.15
02/08	1,933,113.60	02/19	2,322,848.28	02/29	3,485,143.34

Average daily ledger balance **$2,404,499.49**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust,

WELLS FARGO

at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

MIDWAY GOLD
[redacted]
6310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

00921630

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Statement

Statement Period 02/01/2016 Through 02/29/2016

Account[redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield

No Assets Held

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	360,683.23		0.00	360,683.23
OTHER CASH ADDITIONS	0.00	44,188.99	0.00	0.00	44,188.99
OTHER CASH DISBURSEMENTS	0.00	404,872.22 -	0.00	0.00	404,872.22 -
CLOSING BALANCE	0.00	0.00	0.00	0.00	0.00

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

Analyzed Business Checking

Account number: [redacted]1487 ■ February 1, 2016 - February 29, 2016 ■

WELLS FARGO

Co. 20

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$16,923.25	$30,000.00	-$35,856.81	$11,066.44 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/04	10,000.00 ✓	Online Transfer Ref #Bbe5Qjnlln From 8891621446 on 02/04/2016 0353 PM
	02/11	20,000.00 ✓	Online Transfer Ref #Bbe8Mmwghl From 8891621446 on 02/11/2016 1010 Am
		$30,000.00	**Total electronic deposits/bank credits**
		$30,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/05	1,722.00 ✓	WT Fed#01650 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16020414583109 Trn#160205109196 Rfb# 000000543
	02/11	13,584.81 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
		$15,306.81	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1081	9,250.00 ✓	02/05	1083	975.00 ✓	02/02	1084	10,000.00 ✓	02/11
1082	325.00 ✓	02/02						

$20,550.00	**Total checks paid**
$35,856.81	**Total debits**

Sheet Seq = 0004121

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
01/31	16,923.25	02/04	25,623.25	02/11	11,066.44
02/02	15,623.25	02/05	14,651.25		

Average daily ledger balance **$12,826.30**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary JIV

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	3-9-16
Period Ending	2/29/2016	

Balance per Bank Statement	53,817.00
Add Pending Deposits	.00
Less Outstanding Checks	409.50-
	53,407.50
Balance per General Ledger	53,407.50
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/29/2016	

JN
3-7-16

Balance per Bank Statement	20,834,176.21
Add Pending Deposits	.00
Less Outstanding Checks	146.14-
	20,834,030.07
Balance per General Ledger	20,834,030.07
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112	JIV
Account Description	Wells Fargo (USD)		
Period Ending	2/29/2016		3-2-16

Balance per Bank Statement	1,030.58
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,030.58
Balance per General Ledger	1,030.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	2/29/2016	3-2-16

Balance per Bank Statement	657.43
Add Pending Deposits	.00
Less Outstanding Checks	141.81-
	515.62
Balance per General Ledger	515.62
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112	JN
Account Description	Wells Fargo (USD)		
Period Ending	2/29/2016		3-2-16

Balance per Bank Statement	1,033.70
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,033.70
Balance per General Ledger	1,033.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112	JN
Account Description	Wells Fargo (USD)		3-2-16
Period Ending	2/29/2016		

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112	JN
Account Description	Wells Fargo (USD)		
Period Ending	2/29/2016		3-2-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/29/2016	

JN
3-7-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/29/2016	

JW
3-7-16

Balance per Bank Statement	164,646.05
Add Pending Deposits	.00
Less Outstanding Checks	6,313.27-
	158,332.78
Balance per General Ledger	158,332.78
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/29/2016	

JN
3-2-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	2/29/2016	3-2-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112	GH
Account Description	Wells Fargo (USD)		3-15-2016
Period Ending	2/29/2016		

Balance per Bank Statement	3,485,143.34
Add Pending Deposits	.00
Less Outstanding Checks	24,065.65-
	3,461,077.69
Balance per General Ledger	3,461,077.69
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27-
Eureka Town Water and Sewer	11/6/2015	00002656	66.42-
Enviro Care Inc	1/22/2016	00002741	400.00-
Airgas, Inc	1/29/2016	00002748	61.94-
Kinross Gold USA, Inc.	2/12/2016	00002767	161.27-
Airgas, Inc	2/19/2016	00002771	61.94-
Eureka County Television Distr	2/19/2016	00002773	750.00-
Geo-Logic Associates	2/19/2016	00002774	4,951.08-
NORCO Inc	2/19/2016	00002777	161.59-
Sanitary Septic Service	2/19/2016	00002779	4,912.20-
Western Environmental Testing	2/19/2016	00002780	650.00-
Mt Wheeler Power	2/26/2016	00002782	200.92-
Nevada Rural Housing Authority	2/26/2016	00002783	1,795.00-
Rapidspace/Quick Space	2/26/2016	00002784	382.43-
Suburban Propane	2/26/2016	00002785	4,000.00-
Western Oilfields Supply Co	2/26/2016	00002786	2,258.27-
			24,065.65-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121
Account Description	BNY Mellon - Compensation	JJV
Period Ending	2/29/2016	3-7-16

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	2/29/2016	3-2-16

Balance per Bank Statement	11,066.44
Add Pending Deposits	.00
Less Outstanding Checks	.00
	11,066.44
Balance per General Ledger	11,066.44
Variance	.00